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                         VANGUARD(R) BALANCED INDEX FUND
                SUPPLEMENT TO THE PROSPECTUS DATED APRIL 16, 2004

FUND MANAGER CHANGE
Gregory Davis has assumed the role of Fund Manager for Vanguard(R) Balanced Index Fund. The Fund's investment objective, strategies, and policies remain unchanged.

The Plain Talk(R) titled "The Fund's Advisor" is replaced with the following:

The managers primarily responsible for overseeing the Fund's investments are:

GEORGE U. SAUTER, Managing Director and Chief Investment Officer of Vanguard. He has worked in investment management since 1985; has had primary responsibility for Vanguard's stock indexing and active quantitative investments and strategy since joining the company in 1987; has had oversight responsibility for Vanguard's Fixed Income Group since 2003; and has managed the stock portion of the Fund since its inception in 1992. Education: A.B., Dartmouth College; M.B.A., University of Chicago.

GREGORY DAVIS, CFA, Principal of Vanguard. He has worked in investment management with Vanguard since 1999; has managed portfolio investments since 2002; and has managed the bond portion of the Fund since 2005. Education: B.S., Pennsylvania State University; M.B.A., The Wharton School of the University of Pennsylvania.














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